Supplement dated December 21, 2012 to Prospectuses dated May 1, 2012, as supplemented for

Variable Universal Life III

Variable Universal Life II

Variable Universal Life

Variable Life Select

Variable Life Plus

Effective January 1, 2013, OFI Global Asset Management, Inc. (OFI Global), a wholly-owned subsidiary of OppenheimerFunds, Inc. (OFI), will replace OFI as the investment adviser for certain funds offered through your variable life insurance policy. Additionally, OFI will act as sub-adviser for those funds.

To reflect this change, references to OFI as adviser for the funds are replaced with OFI Global. Additionally, OFI is added as sub-adviser to the Funds.

This change impacts the following funds:

Oppenheimer Capital Appreciation Fund/VA1

Oppenheimer Core Bond Fund/VA2

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Strategic Income Fund/VA1

Oppenheimer International Growth Fund/VA3

Oppenheimer Main Street Fund®/VA3

Oppenheimer Small- & Mid-Cap Growth Fund/VA1

[1]	Not available in Variable Life Plus.
[2]	Not available in Variable Universal Life III, Variable Life Select and Variable Life Plus.
[3]	Not available in Variable Life Select and Variable Life Plus.

If you have questions about this supplement, please contact your registered representative or contact MassMutual at 1-800-272-2216. For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual.

December 21, 2012	Li4200_12_2